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                            THE GOVETT FUNDS, INC.

                        SUPPLEMENT DATED MAY 1, 1997 TO
                      PROSPECTUS DATED MAY 1, 1997 AND TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997


     As of May 5, 1997, FPS Services, Inc. ("FPS") will replace ACCESS Investor Services, Inc. ("ACCESS") as the Fund's transfer agent and provider of certain other services. FPS's agreement with the Company is described in the Prospectus and Statement of Additional Information to which this Supplement is attached. On or after May 5, 1997, any question or communication regarding a shareholder account should be directed to: The Govett Funds, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, or by calling (800) 821-0803.

     Before May 5, 1997, ACCESS, 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153-1386, will serve as transfer agent to the Funds pursuant to its existing agreement with the Company. Until it is replaced by FPS, ACCESS will continue to provide such services at cost plus a profit. Before May 5, 1997, any question or communication regarding a shareholder account should be directed to:
The Govett Funds, Inc., P.O. Box 419376, Kansas City, Missouri 64141, or by calling (800) 821-0803.